LORD ABBETT EQUITY TRUST
Lord Abbett Small Cap Blend Fund

Supplement dated February 20, 2013 to the
Summary Prospectus dated December 1, 2012

The following replaces the subsection titled “Management – Portfolio Manager” on page 7 of the summary prospectus:

Portfolio Manager.

Portfolio Manager/Title	Member of the Investment Management Team Since
Robert P. Fetch, Partner and Director	2013

Please retain this document for your future reference.